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[LOGO]        TEACHERS INSURANCE AND
              ANNUITY ASSOCIATION

              730 Third Avenue
              New York, NY 10017-3206



                                   SUPPLEMENT
                               DATED JULY 8, 1998
                      TO THE PROSPECTUS DATED APRIL 1, 1998
                 FOR THE INDIVIDUAL DEFERRED VARIABLE ANNUITIES
                    FUNDED THROUGH TIAA SEPARATE ACCOUNT VA-1


The first paragraph of the Section entitled "Investment Practices - Investment Mix" on page 9 is modified as follows:

The separate account attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000(R) Index (See "The Russell 3000 Index," below). The separate account doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the Index's broad investment characteristics. The portfolio won't be managed in the traditional sense of including individual securities in the portfolio based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly. We will, however, use proprietary quantitative scoring and trading techniques to attempt to slightly outperform the Russell 3000 Index.